                                                                    Exhibit 10.1

                                 TELTRUST, INC.

                         1993 EMPLOYEE STOCK OPTION PLAN

                           Adopted, November 22, 1993








----------------------------------------------------------------------TELTRUST

                                TABLE OF CONTENTS

I.    THE PLAN ..............................................................1
           1.1   Purpose ....................................................1
           1.2   Administration and Authorization; Power and Procedure ......1
           1.3   Participation ..............................................2
           1.4   Shares Available for Options ...............................2
           1.5   Grant of Options ...........................................2
           1.6   Term of Options ............................................2
           1.7   Restrictions or Limitations on Exercise of Options .........2
           1.8   Acceptance of Notes to Finance Exercise ....................3
           1.9   No Transferability .........................................4

II.   EMPLOYEE OPTIONS ......................................................4
           2.1   Grants .....................................................4
           2.2   Option Price ...............................................4
           2.3   Limitations on Grant and Terms of Incentive Stock Options ..4
           2.4   Limits on l0% Holders ......................................5
           2.5   Options Repricing/Cancellation and Regrant/Waiver
                 of Restrictions ............................................5
           2.6   Company's Right to Repurchase Common Stock Issued under
                 the Plan ...................................................5

III.  OTHER PROVISIONS ......................................................6
           3.1   Rights of Eligible Employees, Participants and
                 Beneficiaries ..............................................6
           3.2   Adjustments; Acceleration ..................................6
           3.3   Effect of Termination of Employment ........................7
           3.4   Compliance with Laws .......................................7
           3.5   Tax Withholding ............................................7
           3.6   Plan Amendment Termination and Suspension ..................7
           3.7   Privileges of Stock Ownership ..............................8
           3.8   Effective Date of the Plan .................................8
           3.9   Term of the Plan ...........................................8
           3.10  Governing Law; Construction; Severability ..................8
           3.11  Captions ...................................................8
           3.12  Effect of Change of Subsidiary Status ......................8
           3.13  Non-Exclusivity of Plan ....................................9

IV.   DEFINITIONS ...........................................................9
           4.1   Definitions ................................................9

                                 TELTRUST, INC.
                         1993 EMPLOYEE STOCK OPTION PLAN


                                   I. THE PLAN
1.1        Purpose

           The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of stock options to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with incentives for high levels of individual performance in order to promote improved financial performance of the Company. "Corporation" means Teltrust, Inc., a Utah corporation, and "Company" means the Corporation and its Subsidiaries collectively. These terms and other capitalized terms are defined in Article IV.

1.2        Administration and Authorization; Power and Procedure

           (a) Committee. This Plan shall be administered by, and all Options to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

           (b) Plan Options; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority to:

                 (i) determine from among those persons eligible, the particular Eligible Employees who will receive any Options;

                 (ii) grant Options to Eligible Employees, determine the price at which the Options may be exercised and the amount of securities to be subject to such Options, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Options;

                 (iii) approve the forms of Option Agreements (which need not be identical either as to type of option or as among Participants);

                 (iv) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                 (v) cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Employees, subject to any required consent under Section 3.6;

                 (vi) accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 1.6; and

                 (vii) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

           (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself.) Subject

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                                       1
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only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

           (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

           (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3        Participation

           Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee shall so determine.

1.4        Shares Available for Options

           Subject to the provisions of Section 3.2 herein, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized by unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

           (a) Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Options granted to Eligible Employees under this Plan is six hundred thousand (600,000) shares, subject to adjustments
        ------------------------------
contemplated by Section 3.2 herein.

           (b) Calculation of Available Shares and Replenishment. Shares subject to outstanding Options that are derivative securities (as defined in Rule 16a-l(c) under the Exchange Act) shall be reserved for issuance. If any Option shall expire or be canceled or terminated without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan, subject to any applicable limitations under Rule 16b-3. If the Corporation withholds shares of Common Stock pursuant to Section 3.5 herein the number of shares that would have been deliverable with respect to an Option but that are withheld pursuant to the provisions of Section 3.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Option and under the Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Options under this Plan 1.5 Grant of options

           Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Option and the exercise price thereof. Each Option shall be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

1.6        Term of Options

           Each Option and all executory rights or obligations under the related Option Agreement shall expire on such date as shall be determined by the Committee but not later than ten (10) years after the Grant date.

1.7        Restrictions or Limitations on Exercise of options

           (a) Provisions for Exercise. No Option shall be exercisable until at least six months after the later of 1) the initial Grant Date or 2) stockholder approval of the plan under which the Option is issued, and once exercisable an Option shall remain exercisable until the expiration or earlier termination of the Option, unless the Committee otherwise provides.

           (b) Procedure. Any exercisable Option shall be deemed to be exercised when the Chief Financial Officer of the Corporation receives written notice of such exercise from the Participant, together with the required payment made in accordance with Section 2.2(b).

           (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

           (d) Securities Laws Restriction on Option Exercise. Notwithstanding any contrary provisions of this Plan, any Option granted under the Plan may not be exercised by any Eligible Employee unless the shares to be acquired by the Eligible Employee pursuant to the Plan have been registered under the Securities Act, the securities laws of Utah, and any other applicable securities laws of any other state, or the Corporation receives an opinion of counsel (which may be counsel for the Corporation) reasonably acceptable to the Corporation stating that the exercise of the Option and the issuance of shares pursuant to the exercise is exempt from such registration requirements. The Eligible Employee shall represent that unless and until the shares have been registered under the Securities Act and applicable state securities laws: (1) the Eligible Employee will be acquiring the shares upon exercise for investment purposes only and without the intent of making any sale or disposition thereof, (2) the Eligible Employee has been advised and understands that the shares underlying the Options have not been registered for sale pursuant to federal and state securities laws and are "restricted securities" under such laws, and (3) the Eligible Employee acknowledges that the shares will be subject to stop transfer instructions and bear a legend in substantially the following form in addition to any other legend set forth in the Plan:

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. NO OFFER, SALE OR TRANSFER MAY TAKE PLACE WITHOUT PRIOR WRITTEN APPROVAL OF THE COMPANY BEING AFFIXED HERETO. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT SUCH APPROVAL SHALL BE GRANTED ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF SHAREHOLDER'S COUNSEL, AT SHAREHOLDER'S EXPENSE, SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH SHARES MAY BE LAWFULLY TRANSFERRED PURSUANT TO AN EXEMPTION FROM REGISTRATION.

1.8        Acceptance of Notes to Finance Exercise

           The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Option, provided that any such note shall be subject to the following terms and conditions:

           (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Options under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt

           (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

           (c) The note shall provide for full recourse to the Employee Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

           (d) if the employment of the Employee Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Employee Participant to incur liability under Section l6(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Employee Participant subsequent to such termination.

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

           (e) If required by the Committee or by applicable law, the note shall be secured by the shares financed thereby in compliance with applicable law.

           (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

1.9        No Transferability

           Options may be exercised only by, and shares issuable pursuant to an Option shall be issued only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) to a third party pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or pursuant to a QDRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Option, shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall deliver such shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.


                              II. EMPLOYEE OPTIONS

2.1        Grants

           One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an Option not so intended, and such intent shall be indicated in the applicable Option Agreement

2.2        Option Price

           (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the Grant Date.

           (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic fluids transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

2.3        Limitations on Grant and Terms of Incentive stock Options

           (a) $100,000 Limit. To the extent that the aggregate "fair market value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were optioned. In reducing the number of options treated as incentive stock options to meet the

$100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option:

           (b) Option Period. Each Incentive Stock Option and all rights there under shall expire no later than ten years after the Grant Date.

           (c) Other Code Limits. There shall be imposed in any Option Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4        Limits on 10% Holders

           No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value' of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5        Option Repricing/Cancellation and Regrant/Waiver of Restrictions

           Subject to Section 1.4 and Section 3.6 herein and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise price, the number of shares subject to or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise price which is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

2.6        Company's Right to Repurchase Common stock Issued under the Plan

           (a) Repurchase Right. The Company shall have the right to repurchase for cash all shares of Common Stock acquired by an Eligible Employee under the Plan upon the Eligible Employee's termination of employment with the Company (regardless of reason) for a purchase price per share equal to the price paid for the shares by the Eligible Employee together with interest thereon at the rate of ten percent (10%) per annum. This right to repurchase shall automatically terminate and be of no further force or effect upon the earlier of
(i) thirty (30) days after the termination of employment of the Eligible Employee, (ii) the registration of the Corporation's Common Stock under Section 12(g) of the Exchange Act, or (iii) the trading of the Corporation's Common Stock on a recognized trading market such as NASDAQ or a national or regional stock exchange.

           (b) Repurchase Legend. The face of certificates of Common Stock issued to an Eligible Employee upon exercise of any Option shall bear a legend in conspicuous capital letters in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE ANY THE OPTION AGREEMENT. COPIES OF THESE DOCUMENTS ARE AVAILABLE AT THE PRINCIPAL OFFICE OF THE ISSUER IN SALT LAKE CITY, UTAH. SAID TRANSFER RESTRICTIONS AND REPURCHASE OPTION ARE BINDING UPON TRANSFEREES OF THESE SHARES.

                              III. OTHER PROVISIONS

3.1        Rights of Eligible Employees, Participants and Beneficiaries

           (a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Option will be granted under this Plan to an Eligible Employee or to Eligible Employees generally.

           (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

           (c) Plan Not Funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

3.2        Adjustments; Acceleration

           (a) Adjustments. If there shall occur any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Options (including the specific maximum and numbers of shares set forth elsewhere in this Plan), (1)) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (c) the grant, purchase, or exercise price of any or all outstanding Options, (d) the securities issuable upon exercise of any outstanding Options, or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split-up, exchange, or spin-off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the securities deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto.

           (b) Acceleration of Options Upon Change in Control. As to any Eligible Employee Participant, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Options or determines that only certain or limited benefits under Options shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event each Option shall become immediately exercisable. The Committee may override the limitations on acceleration in this Section 3.2(b) by express provision in the Option Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options shall comply with applicable regulatory requirements, including, without limitation,
Section 422 of the Code.

           (c) Possible Early Termination of Accelerated Options. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 3.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in
Section 3.2(a) that the Corporation does not survive, or (iii), the consummation of reorganization event described in Section 3.2(a) that results in a Change of Control approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

3.3        Effect of Termination of Employment

           The Committee shall establish in respect of each Option granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

3.4        Compliance with Laws

           This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

3.5        Tax Withholding

           (a) Cash or Shares. Upon any exercise or vesting of any Option or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may grant (either at the time the Option is granted or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfying such withholding obligation.

           (b) Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the provisions of Section 1.8.

3.6        Plan Amendment, Termination and Suspension

           (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

           (b) Stockholder Approval. If any amendment would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 425 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to stockholder approval.

           (c) Amendments to Options. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitation on Options to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Option.

           (d) Limitations on Amendment to Plan and Options. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 3.2 shall not be deemed to constitute changes or amendments for purposes of this Section.

3.7        Privileges of Stock Ownership

           Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

3.8        Effective Date of the Plan

           This Plan shall be effective when approved by the Teltrust, Inc. shareholders.

3.9        Term of the Plan

           No Option shall be granted more than five years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder shall continue during any suspension of this Plan and in respect of outstanding Options on such termination date.

3.10       Governing Law; Construction; Severability

           (a) Choice of Law. This Plan, the Options, all documents evidencing Options and all other related documents shall be governed by, and construed in accordance with the laws of the State of Utah.

           (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

           (c) Plan Construction. It is the intent of the Corporation that this Plan and Options hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfy the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

3.11       Captions

           Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

3.12       Effect of Change of Subsidiary Status

           For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

3.13       Non-Exclusivity of Plan

           Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant options or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.


                                 IV. DEFINITIONS

4.1        Definitions

           (a) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's personal representative, executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

           (b) "Board" shall mean the Board of Directors of the Corporation.

           (c) "Change in Control Event" shall mean any of the following:

                 (i) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

                 (ii) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

                 (iii) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary;

                 (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than a person having such ownership at the time of adoption of this Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

                 (v) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           (e) "Commission" shall mean the Securities and Exchange Commission.

           (f) "Committee" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised only of three or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be Disinterested.

           (g) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become subject to Options, pursuant to an adjustment made under Section 3.2 of this Plan.

           (h) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

           (i) "Corporation" shall mean Teltrust, Inc., a Utah corporation, and its successors.

           (j) "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

           (k) "Eligible Employee" shall mean an officer (whether or not a director) or key executive, administrative, managerial, production, marketing or sales employee of the Company.

           (l) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

           (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           (n) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing sales price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last sales price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the Stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

           (o) "Grant Date" shall mean the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Grant Date at the time of the Option is granted or, in the case of Options under Article V, the applicable dates set forth therein.

           (p) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422A of the Code, the award of which contains such provisions as are necessary to comply with that section.

           (q) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

           (r) "Option" shall mean an option to purchase Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

           (s) "Option Agreement" shall mean any writing setting forth the terms of an Option that has been authorized by the Committee.

           (t) "Option Period" shall mean the period beginning on the Grant Date and ending on the expiration date of such Option.

           (u) "Participant" shall mean an Eligible Employee who has been granted an Option under this Plan.

           (v) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

           (w)  "Plan" shall mean this 1993 Stock Option Plan.

           (x) "QDRO" shall mean a qualified domestic relations order as defined in Section 4l4(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

           (y) "Retirement" shall mean retirement with the consent of the Company.

           (z) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

           (aa) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

           (bb) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

           (cc) "Total Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                                  AMENDMENT TO
                         1993 EMPLOYEE STOCK OPTION PLAN

         THIS AMENDMENT shall modify that 1993 Employee Stock Option Plan (the "1993 Plan") adopted by the Company on November 22, 1993. Section 1.4(a) of the shall be modified as follows:

         Section 1.4 (a). Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Options granted to Eligible Employees under this Plan is One Million One Hundred Thousand (1,100,000) shares, subject to adjustment contemplated by Section 3.2 herein.

         Adopted this 20th day of November, 1996.

                                            TELTRUST, INC.

                                            /s/ Steven E. Swenson
                                            ------------------------------------
                                            By Steven E. Swenson
                                            Vice President & General Counsel
                                            Assistant Secretary

                                 AMENDMENT TO
                        1993 EMPLOYEE STOCK OPTION PLAN

     WHEREAS: Management of the Company believes that it is necessary to increase the number of shares of Common Stock available under the 1993 Employee Stock Option Plan from 1,100,000 to 1,400,000 in order to reward current employees and attract and retain future senior level managers of the Company.

     NOW, THEREFORE, BE IT RESOLVED: That, subject to shareholder approval, the number of shares of Common Stock available for distribution to employees under the 1993 Employee Stock Option Plan is hereby increased from 1,100,000 to 1,400,000.

     Adopted the 15th day of December, 1997.

                                       TELTRUST, INC.

                                       /s/ Steven E. Swenson
                                       -------------------------------------
                                       By: Steven E. Swenson
                                           Vice President & General Counsel
                                           Assistant Secretary